Exhibit 99.1

UNION PACIFIC REPORTS FOURTH QUARTER EARNINGS

FOR IMMEDIATE RELEASE:

OMAHA, Neb., January 24, 2005 – Union Pacific Corporation (NYSE: UNP) today reported 2004 fourth quarter income from continuing operations of $79 million, or $0.30 per diluted share compared to $333 million, or $1.28 per diluted share in the fourth quarter of 2003.

Included in the 2004 results is the impact of the $154 million after-tax, or $0.58 per diluted share, non-cash charge for unasserted asbestos claims that the company announced in December.

For the full year 2004, income from continuing operations was $604 million, or $2.30 per diluted share compared to $1.1 billion, or $4.07 per diluted share in 2003. The 2004 full year results also include the impact of the non-cash asbestos charge.

“High fuel prices and increased operating costs continued to impact earnings,” Dick

Davidson, chairman and chief executive officer, said. “However, we continue to be encouraged by the unprecedented demand we have experienced over the past year. In 2004, our operating revenue grew to a record $12.2 billion – a six percent increase over 2003 and our first year over the $12 billion mark. We believe this trend will continue as demand for transportation service exceeds the available supply, giving us an opportunity to improve returns and grow with our customers.”

-m o r e-

2004 Fourth Quarter Summary

In the fourth quarter of 2004, Union Pacific Corporation reported operating income of

$204 million, which includes the $247 million pre-tax, non-cash asbestos charge. This compares to $589 million during the same period in 2003.

•

The Railroad’s Commodity Revenue was up 8 percent to a quarterly best $3.1 billion, with all commodities except Energy posting increases for the quarter. The main component of the growth was a six percent increase in Average Revenue per Car, which reached an all-time record of $1,282 per car in the fourth quarter.

•	Business volumes, as measured by total carloads, grew 1 percent to a fourth quarter record 2.4 million.
•

Operating margin was 6.3 percent versus 19.9 percent last year with 7.7 points of the decline attributable to the asbestos charge. Operating margin was also impacted by higher fuel costs and slower operational velocity.

•	The Railroad’s average quarterly fuel price of $1.46 per gallon compares to $0.89 per gallon paid a year ago, increasing quarterly diesel fuel costs by $195 million.
•	Quarterly average system speed, as reported to the Association of American Railroads, declined 1.3 mph versus the prior quarter and was 2.2 mph slower than the fourth quarter of 2003.

Fourth Quarter Commodity Revenue Summary versus 2003

•	Industrial Products up 17 percent
•	Agricultural up 12 percent

-m o r e-

•	Intermodal and Chemicals were each up 11 percent
•	Automotive up 2 percent
•	Energy down 5 percent

2004 Full Year Summary

•	Total Operating Revenue increased 6 percent to a record $12.2 billion.
•	Railroad Commodity Revenue totaled a record $11.7 billion, a 6 percent increase. Half of this growth is attributable to a $41 increase in Average Revenue per Car to a record $1,236 per car.
•	Business volumes, as measured by total carloads, increased 2 percent to a record level of 9.5 million.
•

Operating margin was 10.6 percent versus 18.5 percent last year with 2.0 points of the year-

over-year margin decline attributable to the asbestos charge. Full year operating margin was also impacted by higher fuel costs and slower operational velocity.

•	The Railroad’s average yearly fuel price was $1.22 per gallon compared to $0.92 per gallon in 2003, increasing diesel fuel costs by $416 million.
•	Average system speed, as reported to the Association of American Railroads, declined 2.2 mph in 2004 to 21.4 mph. This compares to an average system speed of 23.6 mph in 2003.

2005 Outlook

“At the top of our list for 2005 is improving service to our customers,” Davidson said.

“Over the past year, efforts to increase our train crew and locomotive resources have been successful. The next step, already underway, is to improve our network management processes

-m o r e-

to make these resources more productive. We are engaged in a comprehensive redesign of our operating network. We are calling this program our Unified Plan, and we expect to implement this plan by the end of the second quarter. Through these efforts, we believe we can simplify our operations, improve velocity and better manage the volume flowing onto our network in the face of continued strong demand.

“The year is off to a difficult start with the recent severe storm in California and Nevada,

but we continue to believe that 2005 will be a better year for our company. As we put the weather challenges behind us, and our new network initiatives gain momentum, we expect to see improvements in both our service to customers and returns to our shareholders.”

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, is the largest railroad in North America,

covering 23 states across the western two-thirds of the United States. A strong focus on quality and a strategically advantageous route structure enable the company to serve customers in critical and fast growing markets. It is a leading carrier of low-sulfur coal used in electrical power generation and has broad coverage of the large chemical-producing areas along the Gulf

Coast. With competitive long-haul routes between all major West Coast ports and eastern gateways, and as the only railroad to serve all six major gateways to Mexico, Union Pacific has the premier rail franchise in North America.

Supplemental financial information is attached.

Additional information is available at our Web site: www.up.com. Contact for investors is Jennifer Hamann at 402-544-4227. Contact for media is Kathryn Blackwell at

402-544-3753.

-m o r e-

**********

This press release and related materials may contain statements about the Corporation’s future that are not statements of historical fact. These statements are, or will be, forward-looking statements as defined by the

Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, statements regarding: expectations as to continued demand for rail transportation in excess of supply;

expectations regarding operational improvements, including the effectiveness of actions taken and to be undertaken to improve system velocity, customer service and shareholder returns; expectations as to increased returns, cost savings, revenue growth and earnings; the time by which certain objectives will be achieved, including expected improvements in velocity and implementation of network management initiatives; estimates of costs relating to environmental remediation and restoration; proposed new products and services; expectations that claims, lawsuits,

environmental costs, commitments, contingent liabilities, labor negotiations or agreements, or other matters will not have a material adverse effect on our consolidated financial position, results of operations or liquidity; and

statements concerning projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial and operational results, and future economic performance; and statements of management’s beliefs, expectations, goals and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.

Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

Important factors that could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to: whether the Corporation and its subsidiaries are fully successful in implementing their financial and operational initiatives, including those plans and initiatives to improve system velocity and network management or otherwise improve operations; industry competition, conditions, performance and consolidation; general legislative and regulatory developments, including possible enactment of initiatives to re-regulate the rail business; legislative, regulatory and legal developments involving taxation, including enactment of new federal or state income tax rates, revisions of controlling authority and the outcome of tax claims and litigation; changes in securities and capital markets; natural events such as severe weather, fire, floods and earthquakes; the effects of adverse general economic conditions, both within the United States and globally; any adverse economic or operational repercussions from terrorist activities and any governmental response thereto;

war or risk of war; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation, including those related to environmental contamination, personal injuries, and occupational illnesses arising from hearing loss, repetitive motion and exposure to asbestos and diesel fumes.

Forward-looking statements speak only as of the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements.

UNION PACIFIC CORPORATION

STATEMENTS OF CONSOLIDATED INCOME

Periods Ended December 31

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	Fourth Quarter			Year-to-Date
	2004	2003	Pct Chg	2004	2003	Pct Chg

Operating Revenues	$3,217	$2,965	8	$12,215	$11,551	6

Operating Expenses
Salaries and Benefits	1,051	999	5	4,167	3,892	7
Equipment and Other Rents	331	305	9	1,374	1,221	13
Depreciation	282	272	4	1,111	1,067	4
Fuel and Utilities	533	336	59	1,816	1,341	35
Materials and Supplies	129	108	19	488	414	18
Purchased Services and Other	687	356	93	1,964	1,483	32

Total Operating Expenses	3,013	2,376	27	10,920	9,418	16

Operating Income	204	589	(65)	1,295	2,133	(39)

Other Income - Net	22	46	(52)	88	78	13
Interest Expense	(130)	(134)	(3)	(527)	(574)	(8)

Income Before Income Taxes	96	501	(81)	856	1,637	(48)
Income Tax Expense	(17)	(168)	(90)	(252)	(581)	(57)

Income from Continuing Operations	79	333	(76)	604	1,056	(43)
Income from Discontinued Operations	-	218	U	-	255	U
Cumulative Effect of Accounting Change	-	-	-	-	274	U

Net Income	$79	$551	(86)	$604	$1,585	(62)

Basic Earnings Per Share
Income from Continuing Operations	$0.30	$1.30	(77)	$2.33	$4.15	(44)
Income from Discontinued Operations	-	0.85	U	-	1.00	U
Cumulative Effect of Accounting Change	-	-	-	-	1.08	U

Net Income	$0.30	$2.15	(86)	$2.33	$6.23	(63)

Diluted Earnings Per Share
Income from Continuing Operations	$0.30	$1.28	(77)	$2.30	$4.07	(43)
Income from Discontinued Operations	-	0.84	U	-	0.95	U
Cumulative Effect of Accounting Change	-	-	-	-	1.02	U

Net Income	$0.30	$2.12	(86)	$2.30	$6.04	(62)

January 24, 2005	(1)

UNION PACIFIC RAILROAD

REVENUE DETAIL

Periods Ended December 31

(Unaudited)

	Fourth Quarter				Year-to-Date

	2004	2003	Pct Chg		2004	2003	Pct Chg

Commodity Revenue (000):

Agricultural	$471,260	$419,934	+	12	$1,675,077	$1,577,998	+	6

Automotive	324,374	318,114	+	2	1,235,047	1,216,343	+	2

Chemicals	446,772	401,129	+	11	1,718,761	1,588,579	+	8

Energy	592,839	620,975	-	5	2,404,525	2,411,758		-

Industrial Products	627,289	538,029	+	17	2,418,752	2,180,427	+	11

Intermodal	607,134	544,736	+	11	2,239,815	2,065,947	+	8

Total	$3,069,668	$2,842,917	+	8	$11,691,977	$11,041,052	+	6

Revenue Carloads:

Agricultural	228,750	237,904	-	4	883,360	882,722		-

Automotive	210,267	209,160	+	1	825,732	819,788	+	1

Chemicals	232,563	218,491	+	6	934,785	888,248	+	5

Energy	529,826	566,459	-	6	2,171,520	2,187,088	-	1

Industrial Products	368,502	365,645	+	1	1,515,021	1,478,268	+	2

Intermodal	824,337	762,951	+	8	3,127,385	2,982,717	+	5

Total	2,394,245	2,360,610	+	1	9,457,803	9,238,831	+	2

Average Revenue per Car:

Agricultural	$2,060	$1,765	+	17	$1,896	$1,788	+	6

Automotive	1,543	1,521	+	1	1,496	1,484	+	1

Chemicals	1,921	1,836	+	5	1,839	1,788	+	3

Energy	1,119	1,096	+	2	1,107	1,103		-

Industrial Products	1,702	1,471	+	16	1,597	1,475	+	8

Intermodal	737	714	+	3	716	693	+	3

Total	$1,282	$1,204	+	6	$1,236	$1,195	+	3

January 24, 2005	(2)

UNION PACIFIC CORPORATION

STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

As of December 31, 2004 and 2003

(Dollars in Millions)

(Unaudited)

	December 31,
	2004	2003

Assets:
Cash and Temporary Investments	$977	$527
Other Current Assets	1,313	1,562
Investments	767	726
Properties - Net	31,014	30,283
Other Assets	518	396

Total	$34,589	$33,494

Liabilities and Shareholders’ Equity:
Current Portion of Long Term Debt	$150	$167
Other Current Liabilities	2,366	2,289
Long Term Debt	7,981	7,822
Deferred Income Taxes	9,180	9,102
Other Long Term Liabilities	2,257	1,760
Common Shareholders’ Equity	12,655	12,354

Total	$34,589	$33,494

January 24, 2005	(3)

UNION PACIFIC CORPORATION

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Twelve Months Ended December 31

(Dollars in Millions)

(Unaudited)

	2004	2003

Operating Activities:
Net Income	$604	$1,585
Income from Discontinued Operations	-	(255)
Cumulative Effect of Accounting Change	-	(274)
Depreciation	1,111	1,067
Deferred Income Taxes	359	494
Other	173	(195)

Cash Provided by Operating Activities	2,247	2,422

Investing Activities:
Capital Investments	(1,876)	(1,752)
Proceeds from Sale of Discontinued Operations	-	620
Other	154	276

Cash Used in Investing Activities	(1,722)	(856)

Financing Activities:
Dividends Paid	(310)	(234)
Debt Repaid	(588)	(2,117)
Financings and Other - Net	823	945

Cash Used in Financing Activities	(75)	(1,406)

Net Change in Cash and Temporary Investments	$450	$160

Non-Cash Capital Lease Financings	$-	$188

January 24, 2005	(4)

APPENDIX

UNION PACIFIC CORPORATION

OPERATING AND FINANCIAL STATISTICS

Periods Ended December 31

(Unaudited)

	Fourth Quarter				Year-to-Date
	2004	2003	Pct Chg		2004	2003	Pct Chg

Operating Statistics:
Revenue Carloads (Thousands)	2,394	2,361	1		9,458	9,239	2
Revenue Ton-Miles (Billions)	137.0	137.2	-		546.3	532.9	3
Gross Ton-Miles (GTMs) (Billions)	262.2	264.0	(1)		1,037.5	1,018.9	2
Operating Margin	6.3%	19.9%	(13.6	)pt	10.6%	18.5%	(7.9	)pt
Operating Ratio	93.7%	80.1%	13.6	pt	89.4%	81.5%	7.9	pt
Average Employees	48,943	45,982	6		48,295	46,371	4
GTMs (Millions) per Average Employee	5.36	5.74	(7)		21.48	21.97	(2)
Average Fuel Price Per Gallon	$1.46	$0.89	64		$1.22	$0.92	33
Fuel Consumed in Gallons (Millions)	343	344	-		1,377	1,330	4
Fuel Consumption Rate (Gal per 000 GTM)	1.31	1.30	1		1.33	1.31	2

Financial:
Average Basic Shares Outstanding (Millions)	259.8	256.1	1		259.1	254.4	2
Average Diluted Shares Outstanding (Millions) (a)	263.1	259.9	1		262.2	268.0	(2)
Effective Tax Rate	17.7%	33.5%	(15.8	)pt	29.4%	35.5%	(6.1	)pt
Debt to Capital (b)					39.1%	39.3%	(0.2	)pt
Lease Adjusted Debt to Capital (c)					45.1%	44.8%	0.3	pt
Free Cash Flow (After Dividends) (Millions) (d)					$215	$1,144	(81)

(a)	Included in the year-to-date 2003 average diluted shares outstanding were 10.3 million weighted average shares related to the Convertible Preferred Securities, which were redeemed in 2003.

(b)	Debt to capital is computed as follows: total debt divided by total debt plus equity.

(c)	Lease adjusted debt to capital is computed as follows: total debt plus net present value of operating leases divided by total debt plus equity plus net present value of operating leases.

(d)	Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without incurring additional external financings. The following table reconciles cash provided by operating activities (GAAP measure) to free cash flow:

	Year-to-Date
	2004	2003

Cash Provided by Operating Activities	$2,247	$2,422
Cash Used in Investing Activities	(1,722)	(856)
Dividends Paid	(310)	(234)
Non-Cash Capital Lease Financings	-	(188)

Free Cash Flow	$215	$1,144
Proceeds from Sale of Discontinued Operations	-	(620)

Net Free Cash Flow	$215	$524

January 24, 2005	(A-1)

UNION PACIFIC CORPORATION

STATEMENTS OF CONSOLIDATED INCOME

By Quarter and Full Year 2004

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	Quarter Ended:				Year Ended December 31
	March 31	June 30	September 30	December 31
Operating Revenues	$2,893	$3,029	$3,076	$3,217	$12,215

Operating Expenses
Salaries and Benefits	1,011	1,048	1,057	1,051	4,167
Equipment and Other Rents	327	362	354	331	1,374
Depreciation	274	277	278	282	1,111
Fuel and Utilities	389	435	459	533	1,816
Materials and Supplies	123	114	122	129	488
Purchased Services and Other	455	434	388	687	1,964

Total Operating Expenses	2,579	2,670	2,658	3,013	10,920

Operating Income	314	359	418	204	1,295

Other Income - Net	28	8	30	22	88
Interest Expense	(135)	(130)	(132)	(130)	(527)

Income Before Income Taxes	207	237	316	96	856
Income Tax Expense	(42)	(79)	(114)	(17)	(252)

Net Income	$165	$158	$202	$79	$604

Basic Earnings Per Share	$0.64	$0.61	$0.78	$0.30	$2.33

Diluted Earnings Per Share	$0.63	$0.60	$0.77	$0.30	$2.30

Average Basic Shares Outstanding (Millions)	258.7	258.9	259.0	259.8	259.1
Average Diluted Shares Outstanding (Millions)	262.5	261.6	261.6	263.1	262.2

January 24, 2005	(A-2)

UNION PACIFIC RAILROAD

REVENUE DETAIL

By Quarter and Full Year 2004

(Unaudited)

	Quarter Ended:				Year Ended

	March 31	June 30	September 30	December 31	December 31

Commodity Revenue (000):

Agricultural	$411,259	$398,501	$394,057	$471,260	$1,675,077

Automotive	296,801	326,095	287,777	324,374	1,235,047

Chemicals	410,081	428,822	433,086	446,772	1,718,761

Energy	586,464	596,694	628,528	592,839	2,404,525

Industrial Products	562,734	606,584	622,145	627,289	2,418,752

Intermodal	510,065	543,966	578,650	607,134	2,239,815

Total	$2,777,404	$2,900,662	$2,944,243	$3,069,668	$11,691,977

Revenue Carloads:

Agricultural	230,412	215,003	209,195	228,750	883,360

Automotive	203,210	216,983	195,272	210,267	825,732

Chemicals	223,737	238,309	240,176	232,563	934,785

Energy	541,143	539,508	561,043	529,826	2,171,520

Industrial Products	364,728	387,398	394,393	368,502	1,515,021

Intermodal	724,851	770,328	807,869	824,337	3,127,385

Total	2,288,081	2,367,529	2,407,948	2,394,245	9,457,803

Average Revenue per Car:

Agricultural	$1,785	$1,853	$1,884	$2,060	$1,896

Automotive	1,461	1,503	1,474	1,543	1,496

Chemicals	1,833	1,799	1,803	1,921	1,839

Energy	1,084	1,106	1,120	1,119	1,107

Industrial Products	1,543	1,566	1,577	1,702	1,597

Intermodal	704	706	716	737	716

Total	$1,214	$1,225	$1,223	$1,282	$1,236

January 24, 2005	(A-3)